UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026 (July 29, 2026)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34295	93-4680139
(State or Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Floor, New York, NY
(Address of Principal Executive Offices)

10020
(Zip Code)

Registrant's telephone number, including area code: (212) 584-5100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	SIRI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 30, 2026, Sirius XM Holdings Inc. (the “Company”) announced that Wayne D. Thorsen, the Company’s Executive Vice President and Chief Operating Officer, will cease serving as an employee of the Company effective July 31, 2026. There were no disagreements between the Company and Mr. Thorsen with respect to the Company’s operations, policies or practices. The Company does not intend to appoint a successor Chief Operating Officer at this time.

In connection with his departure, the Company and Mr. Thorsen entered into a Separation Agreement and General Release of Claims, dated as of July 29, 2026 (the “Agreement”), which provides for a lump sum payment of $1,050,000, reflecting a prorated portion of the annual bonus that Mr. Thorsen would have otherwise had the opportunity to earn for 2026. The payment will be made within 60 days following his separation date, subject to Mr. Thorsen’s execution and non-revocation of a general release of claims. All of Mr. Thorsen’s unvested equity awards outstanding as of July 31, 2026 will be forfeited without consideration on such date.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Separation Agreement and General Release of Claims, dated as of July 29, 2026, between Sirius XM Holdings Inc. and Wayne D. Thorsen
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/ Eve Konstan
Eve Konstan
Executive Vice President, Chief Legal Officer and Secretary

Dated: July 30, 2026